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          NUMBER                                                  SHARES
        ZQ                           ALTUS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

          THIS CERTIFIES THAT                            SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS


          IS THE OWNER OF

                 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
___________________________                        __________________________
___________________________   ALTUS MEDICAL, INC.  __________________________
___________________________                        __________________________

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

          WITNESS the facsimile signatures of its duly authorized officers.

Dated:


/s/ Ronald J. Santilli                          /s/ Kevin P. Connors
CHIEF FINANCIAL OFFICER AND         SEAL        PRESIDENT AND CHIEF EXECUTIVE
TREASURER                                       OFFICER

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                               ALTUS MEDICAL, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

   Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common                     UNIF GIFT MIN ACT- __________ Custodian___________________
      TEN ENT - as tenants by the entireties                                  (Cust)                 (Minor)

      JT TEN -  as joint tenants with right                               under Uniform Gifts to Minors
                of survivorship and not as
                tenants in common                                         Act______________________________________
                                                                                          (State)

                                                         UNIF TRF MIN ACT- __________  Custodian (until age _______)
                                                                             (Cust)

                                                                           ______________ under Uniform Transfers
                                                                              (Minor)

                                                                          to Minors Act ___________________________
                                                                                                  (State)


     Additional abbreviations may also be used though not in the above list.

For Value Received,___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________               ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
In presence of                          MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
_________________________               ENLARGEMENT, OR ANY CHANGE WHATEVER.

_________________________

Signature(s) Guaranteed

By______________________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C, RULE 17Ad-16